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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      January 14, 1997
                                                 ---------------------------

                   COMMUNICATION INTELLIGENCE CORPORATION
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            (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-19301                                    94-2790442
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   (Commission File Number)            (I.R.S. Employer Identification No.)


  275 Shoreline Drive, Suite 520, Redwood Shores, California       94065
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      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (415) 802-7888
                                                           --------------


                               Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

    Communication Intelligence Corporation (the "Company") incorporates herein by reference the description of the matters set forth in the Company's news release dated January 14, 1997 (such news release being Exhibit 99.1 attached hereto).










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (c)  The following documents are filed herewith as Exhibits to this Form
         8-K:

         99.1  Press Release dated January 14, 1997.










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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 20, 1997
                                  COMMUNICATION INTELLIGENCE CORPORATION


                                  By: /s/ Francis V. Dane
                                      ----------------------------------------
                                       Francis V. Dane
                                       Vice President, Secretary and Treasurer










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                                    EXHIBIT INDEX



     NO.        SUBJECT MATTER                                         PAGE NO.

     99.1       Press Release dated January 14,1997..................















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